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                                                                  EXHIBIT 23.2


                      AIRCRAFT INFORMATION SERVICES, INC.

                              CONSENT OF APPRAISER


We consent to the use of our reports included herein and the references to our firm in the Morgan Stanley Aircraft Finance Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission.

Dated:    June 11, 1998


                                           AIRCRAFT INFORMATION SERVICES, INC.


                                           BY: /s/ Fred E. Bearden
                                               _______________________________
                                               Name:   Fred E. Bearden
                                               Title:  President